                                                                   EXHIBIT 10.30

THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.



Warrant No. W96-1                                             December 30, 1996

                         COMMON STOCK PURCHASE WARRANT


          THIS CERTIFIES THAT, for value received, FS Equity Partners III, L.P. and permitted assigns ("Warrantholder") is entitled to purchase from The Pantry, Inc., a Delaware corporation (the "Company"), on the terms and conditions contained herein, Forty-Four Thousand Two Hundred Twenty-One (44,221) shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at a price of Three Hundred Eighty Dollars ($380.00) per share (the "Warrant Price").

          1.   Exercisability of Warrant.  This Warrant shall be exercised in
               -------------------------
the manner described in Section 2 below at any time and from time to time on or prior to the date of termination set forth in Section 9 below.

          2.   Method of Exercise; Payment; Issuance of New Warrant; Transfer
               --------------------------------------------------------------
and Exchange.  This Warrant may be exercised by Warrantholder, in whole or in
------------
part, by the surrender of this Warrant, properly endorsed, at the principal office of the Company at 1801 Douglas Drive, Sanford, North Carolina 27330, and by (a) the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased, which Warrant Price may be paid, in whole or in part, by the delivery of cash or check in an amount equal to such Warrant Price, and (b) delivery to the Company of a customary investment letter executed by Warrantholder, confirming that the shares of Common Stock being purchased are being acquired for Warrantholder's own account and not with a view to or for sale in connection with any distribution of such shares, acknowledging securities law restrictions applicable to such shares, and agreeing that certificates evidencing such shares shall bear a legend accordingly restricting the transfer of such shares. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to Warrantholder within a reasonable time after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised or that may become exercisable after such date, shall also be issued to Warrantholder within such time. In lieu of exercising this Warrant for a specified number of shares of Common Stock (the "Exercised Shares") and paying the aggregate Warrant Price therefor (the "Exercise Price"), Warrantholder may elect, at any time after the Exercise Date and prior to the expiration of this Warrant, to receive a number of shares of Common Stock equal to the number of Exercised Shares minus that number of shares of Common Stock having an aggregate Fair Market Value equal to the Exercise Price. Following such election, the number of shares of Common Stock covered by this Warrant shall be deemed automatically reduced by the number of Exercised Shares. For purposes of this Warrant, the "Fair Market Value" shall mean, with respect to shares of Common Stock, if then listed on a national securities exchange, the average closing prices of Common Stock on such national securities exchange on which listed or, if then quoted on the Nasdaq National Market, the closing sales price of Common Stock, in any such case on each of the ten (10) trading days immediately preceding the date of such conversion.

          3.   Stock Fully Paid; Reservation of Shares.  The Company covenants
               ---------------------------------------
and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all liens. The Company covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, it shall reserve for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of shares of Common Stock as are issuable upon the exercise of the rights represented by this Warrant.

          4.   Restrictions on Transferability of Securities; Compliance with
               --------------------------------------------------------------
Securities Act.
--------------

          (a) Restrictions on Transferability.  This Warrant and the shares of
              -------------------------------
Common Stock issuable hereunder shall not be transferable except upon the conditions specified in this Section 4, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or such Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section.

          (b) Restrictive Legend.  Each certificate representing (i) this
              ------------------
Warrant, (ii) the shares of Common Stock issued upon exercise of this Warrant and (iii) any other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend or similar event (collectively, the "Restricted Securities"), shall (unless otherwise permitted by the provisions of
Section 4(c) below or unless such securities have been registered under the Securities Act) be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

                                       2.

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.

          Upon request of a holder of a certificate with such legend imprinted thereon, the Company shall remove the foregoing legend therefrom or, if appropriate, issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either the opinion referred to in Section 4(c)(i) or the "no-action" letter referred to in Section 4(c)(ii) to the effect that any transfer by such holder of the securities evidenced by such certificate will be exempt from the registration and/or qualification requirements of, and that such legend is not required in order to establish compliance with the Securities Act, and if applicable, any state securities laws under which transfer restrictions on such securities had been previously imposed.

          (c) Notice of Proposed Transfers.  The holder of each certificate
              ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4(c). Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either (i) an unqualified written legal opinion addressed to the Company from counsel who shall be reasonably satisfactory to such parties, which opinion shall be reasonably satisfactory in form and substance to such parties' legal counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and any applicable state securities laws, or (ii) a "no-action" letter from the Securities and Exchange Commission (and any necessary state securities administrator) to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission (or such administrators) that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4(b) above.

          5.   Adjustment of Purchase Price and Number of Shares of Common
               -----------------------------------------------------------
Stock. The number and kind of securities purchasable upon the exercise of this
-----
Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                                       3.

          (a) Consolidation, Merger, Reorganization, Etc.  If the Company at any
              -------------------------------------------
time while this Warrant remains outstanding and unexpired shall consolidate with or merge into any other corporation, reorganize or reclassify, or in any manner change the securities then purchasable upon the exercise of this Warrant, then upon consummation thereof this Warrant shall thereafter represent the right of Warrantholder to receive, in lieu of shares of Common Stock, the cash or such number of securities to which Warrantholder would have been entitled upon consummation thereof if Warrantholder had exercised this Warrant immediately prior thereto. Upon any such event, an appropriate adjustment shall also be made to the Warrant Price, if necessary in the good faith judgment of the Board of Directors of the Company, to preserve the economic benefit intended to be conferred upon Warrantholder in accordance with its terms.

          (b) Subdivision or Combination of Shares; Dividends and Distribution
              ----------------------------------------------------------------
of Common Stock.  If the Company at any time shall subdivide or combine its
---------------
Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive without payment a dividend payable in, or other distribution of, Common Stock or other securities, then the number of shares of Common Stock purchasable hereunder shall be adjusted to that number determined by multiplying the number of shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision, combination, dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination, dividend or distribution. Additionally, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision, combination, dividend or distribution by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination, dividend or distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision, combination, dividend or distribution.

          (c) When any adjustment is required to be made in the Warrant Price, either initially or as adjusted hereunder, the Company shall forthwith determine the new Warrant Price and shall (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Warrant Price and (ii) cause a copy of such statement to be mailed to Warrantholder as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.


          6.   Fractional Shares.  No fractional shares of Common Stock will be
               -----------------
issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Common Stock on the date of such exercise.

                                       4.

          7.   Registration Rights.  The Warrant Shares shall have registration
               -------------------
rights provided for in that certain Registration Rights Agreement (Common Stock) dated as of an even date herewith.

          8.   Governing Law.  This Warrant shall be construed and enforced in
               -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of North Carolina.

          9.   Expiration of Warrant.  This Warrant shall terminate and expire
               ---------------------
and shall no longer be exercisable on or after December 30, 2006.


          IN WITNESS WHEREOF, this Warrant has been duly executed and issued by a duly authorized officer of the Company as of this 30th day of December, 1996.


                              THE PANTRY, INC.
                              a Delaware corporation



                              By:    /s/ Mark C. King
                                 --------------------
                              Mark C. King
                              Senior Vice President, Chief Financial Officer and Secretary

                                       5.

                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)


To the Company:

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (______) of the number of shares of Common Stock purchasable under this Warrant and herewith makes payment of ____________ Dollars ($______) therefor, and requests that a certificate(s) for such shares be issued in the name of, and delivered to, __________________________, whose address is ________________________________
____________________________________.

          The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof.



DATED:
      ---------------------------    -------------------------------------------
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                      ------------------------------------------

                                      ------------------------------------------

                                      (Address)

                                       6.